Exhibit 33.2


                                                                   CHF-Non-prime

                                  CHASE [LOGO]

    Management's Report on Assessment of Compliance with Applicable Servicing
                                    Criteria

Chase Home Finance LLC (the "Asserting Party") is responsible for assessing compliance as of December 31, 2007 and for the period from January 1, 2007 through December 31, 2007 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria"). This report covers the asset-backed securities transactions backed by non-prime residential mortgages serviced on the Loan Servicing and Accounting Management System I ("LSAMS I") where the related asset-backed securities were outstanding during the Reporting Period (the "Platform").

The Asserting Party has engaged certain vendors, which are not deemed to be servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific and limited activities or activities scripted by the Asserting Party as of and during the Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto (such criteria, the "Applicable Vendor Servicing Criteria").

The Asserting Party has policies and procedures in place designed to provide reasonable assurance that the Vendors' activities comply in all material respects with the Applicable Vendor Servicing Criteria. The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of December 31, 2007 and for the Reporting Period.

The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform, taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period as set forth in this report.

Chase Home Finance LLC

Signed: /s/ Kim Greaves                     Signed: /s/ Jim Miller
        --------------------------                  ----------------------------
Name:   Kim Greaves                         Name:   Jim Miller
Title:  Senior Vice President               Title:  Senior Vice President
Date:   02/25/2008                          Date:   02/25/2008

                                                                   CHF-Non-prime

                                   EXHIBIT A

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                                                                                                                 INAPPLICABLE
                                                                                     APPLICABLE                    SERVICING
                           SERVICING CRITERIA                                    SERVICING CRITERIA                CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Performed by      Performed by
         Reference                            Criteria                        Servicer         Vendor(s)
-----------------------------------------------------------------------------------------------------------------------------------
                                  General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
                            Policies and procedures are instituted to           X(1)
                            monitor any performance or other triggers
                            and events of default in accordance with
1122(d)(1)(i)               the transaction agreements.
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                            If any material servicing activities are
                            outsourced to third parties, policies and
                            procedures are instituted to monitor the            X(2)
                            third party's performance and compliance
1122(d)(1)(ii)              with such servicing activities.
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                            Any requirements in the transaction
                            agreements to maintain a back-up servicer                                                  X
1122(d)(1)(iii)             for the mortgage loans are maintained.
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                            A fidelity bond and errors and omissions
                            policy is in effect on the party
                            participating in the servicing function
                            throughout the reporting period in the               X
                            amount of coverage required by and
                            otherwise in accordance with the terms of
1122(d)(1)(iv)              the transaction agreements.
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                                 Cash Collection and Administration
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                            Payments on mortgage loans are deposited
                            into the appropriate custodial bank
                            accounts and related bank clearing accounts
                            no more than two business days following             X              X(2), (3)
                            receipt, or such other number of days
1122(d)(2)(i)               specified in the transaction agreements.
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                            Disbursements made via wire transfer on
                            behalf of an obligor or to an investor are           X
1122(d)(2)(ii)              made only by authorized personnel.
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                            Advances of funds or guarantees regarding
                            collections, cash flows or distributions,
                            and any interest or other fees charged for
                            such advances, are made, reviewed and                X
                            approved as specified in the transaction
1122(d)(2)(iii)             agreements.
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                            The related accounts for the transaction,
                            such as cash reserve accounts or accounts
                            established as a form of
                            overcollateralization, are separately                X
                            maintained (e.g., with respect to
                            commingling of cash) as set forth in the
1122(d)(2)(iv)              transaction agreements.
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                            Each custodial account is maintained at a
                            federally insured depository institution as
                            set forth in the transaction agreements.
                            For purposes of this criterion, "federally
                            insured depository institution" with                 X
                            respect to a foreign financial institution
                            means a foreign financial institution that
                            meets the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)               of the Securities Exchange Act.
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                            Unissued checks are safeguarded so as to             X
1122(d)(2)(vi)              prevent unauthorized access.
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

----------------------------
(1) The Asserting Party monitors events of default as obligated pursuant to the transactions agreements.

(2) The Asserting Party has determined that none of its vendors is a "servicer" as defined in Item 1101(j) of Regulation AB. The Asserting Patty has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to such vendor.

(3) An affiliate vendor deposits funds from customer transactions to a lockbox clearing account.

                                                                   CHF-Non-prime

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 INAPPLICABLE
                                                                                     APPLICABLE                    SERVICING
                           SERVICING CRITERIA                                    SERVICING CRITERIA                CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Performed by      Performed by
         Reference                            Criteria                        Servicer         Vendor(s)
-----------------------------------------------------------------------------------------------------------------------------------
                            Reconciliations are prepared on a monthly            X              X(2), (4)
                            basis for all asset-backed securities
                            related bank accounts, including custodial
                            accounts and related bank clearing
                            accounts. These reconciliations are (A)
                            mathematically accurate; (B) prepared
                            within 30 calendar days after the bank
                            statement cutoff date, or such other number
                            of days specified in the transaction
                            agreements; (C) reviewed and approved by
                            someone other than the person who prepared
                            the reconciliation; and (D) contain
                            explanations for reconciling items. These
                            reconciling items are resolved within 90
                            calendar days of their original
                            identification, or such other number of
                            days specified in the transaction
1122(d)(2)(vii)             agreements.
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                                 Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
                            Reports to investors, including those to be
                            filed with the Commission, are maintained
                            in accordance with the transaction
                            agreements and applicable Commission
                            requirements. Specifically, such reports
                            (A) are prepared in accordance with
                            timeframes and other terms set forth in the
                            transaction agreements; (B) provide
                            information calculated in accordance with           X(5)
                            the terms specified in the transaction
                            agreements; (C) are filed with the
                            Commission as required by its rules and
                            regulations; and (D) agree with investors'
                            or the trustee's records as to the total
                            unpaid principal balance and number of
1122(d)(3)(i)               mortgage loans serviced by the Servicer.
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                            Amounts due to investors are allocated and
                            remitted in accordance with timeframes,
                            distribution priority and other terms set           X(6)
1122(d)(3)(ii)              forth in the transaction agreements.
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                            Disbursements made to an investor are
                            posted within two business days to the
                            Servicer's investor records, or such other          X(7)
                            number of days specified in the transaction
1122(d)(3)(iii)             agreements.
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                            Amounts remitted to investors per the
                            investor reports agree with cancelled
                            checks, or other form of payment, or                X(8)
1122(d)(3)(iv)              custodial bank statements.
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                                     Pool Asset Administration
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                            Collateral or security on mortgage loans is
                            maintained as required by the transaction
                            agreements or related mortgage loan                                                        X
1122(d)(4)(i)               documents.
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                            Mortgage loan and related documents are
                            safeguarded as required by the transaction                                                 X
1122(d)(4)(ii)              agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                            Any additions, removals or substitutions to
                            the asset pool are made, reviewed and
                            approved in accordance with any conditions           X
                            or requirements in the transaction
1122(d)(4)(iii)             agreements.
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                            Payments on mortgage loans,
                            including any payoffs, made in accordance
                            with the related mortgage loan documents
                            are posted to the Servicer's obligor
                            records maintained no more than two
                            business days after receipt, or such other           X
                            number of days specified in the transaction
                            agreements, and allocated to principal,
                            interest or other items (e.g., escrow) in
                            accordance with the related mortgage loan
1122(d)(4)(iv)              documents.
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

----------------------------
(4) Two vendors prepare account reconciliations on disbursement clearing accounts.

(5) The Asserting Party provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.

(6) The Asserting Party remits amounts to the appropriate party pursuant to the transaction agreements.

(7) Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Asserting Party's records, or such other number of days specified in the transaction agreements.

(8) The Asserting Party reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.

                                                                   CHF-Non-prime

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 INAPPLICABLE
                                                                                     APPLICABLE                    SERVICING
                           SERVICING CRITERIA                                    SERVICING CRITERIA                CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Performed by      Performed by
         Reference                            Criteria                        Servicer         Vendor(s)
-----------------------------------------------------------------------------------------------------------------------------------
                             The Servicer's records regarding the                X
                             mortgage loans agree with the Servicer's
                             records with respect to an obligor's
1122(d)(4)(v)                unpaid principal balance.
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                             Changes with respect to the terms or
                             status of an obligor's mortgage loans
                             (e.g., loan modifications or re-agings)
                             are made, reviewed and approved by                  X
                             authorized personnel in accordance with
                             the transaction agreements and related
1122(d)(4)(vi)               pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
                             Loss mitigation or recovery actions
                             (e.g., forbearance plans, modifications
                             and deeds in lieu of foreclosure,
                             foreclosures and repossessions, as
                             applicable) are initiated, conducted and            X
                             concluded in accordance with the
                             timeframes or other requirements
1122(d)(4)(vii)              established by the transaction agreements.
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                             Records documenting collection efforts
                             are maintained during the period a
                             mortgage loan is delinquent in accordance
                             with the transaction agreements. Such
                             records are maintained on at least a
                             monthly basis, or such other period
                             specified in the transaction agreements,            X
                             and describe the entity's activities in
                             monitoring delinquent mortgage loans
                             including, for example, phone calls,
                             letters and payment rescheduling plans in
                             cases where delinquency is deemed
1122(d)(4)(viii)             temporary (e.g., illness or unemployment).
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                             Adjustments to interest rates or rates
                             of return for mortgage loans with
                             variable rates are computed based on the            X
1122(d)(4)(ix)               related mortgage loan documents.
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                             Regarding any funds held in trust for an
                             obligor (such as escrow accounts): (A)
                             such funds are analyzed, in accordance
                             with the obligor's mortgage loan
                             documents, on at least an annual basis,
                             or such other period specified in the
                             transaction agreements; (B) interest on
                             such funds is paid, or credited, to                 X
                             obligors in accordance with applicable
                             mortgage loan documents and state laws;
                             and (C) such funds are returned to the
                             obligor within 30 calendar days of full
                             repayment of the related mortgage loans,
                             or such other number of days specified in
1122(d)(4)(x)                the transaction agreements.
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                             Payments made on behalf of an obligor
                             (such as tax or insurance payments) are
                             made on or before the related penalty or
                             expiration dates, as indicated on the
                             appropriate hills or notices for such
                             payments, provided that such support has            X              X(2), (9)
                             been received by the servicer at least 30
                             calendar days prior to these dates, or
                             such other number of days specified in
1122(d)(4)(xi)               the transaction agreements.
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                             Any late payment penalties in connection
                             with any payment to be made on behalf of
                             an obligor are paid from the servicer's
                             funds and not charged to the obligor,               X
                             unless the late payment was due to the
1122(d)(4)(xii)              obligor's error or omission.
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                             Disbursements made on behalf of an
                             obligor are posted within two business
                             days to the obligor's records maintained
                             by the servicer, or such other number of            X
                             days specified in the transaction
1122(d)(4)(xiii)             agreements.
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                             Delinquencies, charge-offs and
                             uncollectible accounts are recognized and
                             recorded in accordance with the                     X
1122(d)(4)(xiv)              transaction agreements.
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                             Any external enhancement or other
                             support, identified in Item 1114(a)(1)
                             through (3) or Item 1115 of Regulation                                                    X
                             AB, is maintained as set forth in the
1122(d)(4)(xv)               transaction agreements.
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

----------------------------------
(9) Three vendors provide information used by the Asserting Party to pay taxes and insurance on behalf of obligors. As of 10/15/2007, the Asserting Party utilizes two vendors to pay taxes and insurance on behalf of the obligors.